Exhibit 10.3

UNITED STATES OIL FUND, LP

AMENDMENT NO. 2 TO MARKETING AGENT AGREEMENT

This Amendment No. 2 dated July 30, 2012 to the Marketing Agent Agreement by and among United States Oil Fund, LP, a Delaware limited partnership (the “Fund”), United States Commodity Funds LLC, formerly Victoria Bay Asset Management, LLC, a Delaware limited liability company, as General Partner of the Fund (the “General Partner”) and ALPS Distributors, Inc., a Colorado corporation (the “Marketing Agent”).

WITNESSETH

WHEREAS, the Fund, the General Partner and the Marketing Agent entered into a Marketing Agent Agreement dated as of March 13, 2006;

WHEREAS, the Marketing Agent Agreement was amended by the Fund, the General Partner and the Marketing Agent effective March 24, 2008 (collectively, the “Agreement”); and

WHEREAS, the Fund, the General Partner and the Marketing Agent wish to amend the Marketing Agent Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreement herein contained, the Fund, General Partner and the Marketing Agent hereby agree as follows:

1.	Notices. Section 10.7 of the Agreement entitled “Notices” is amended to change the address of the General Partner effective August 1, 2012 to the following:

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, California 94612

2.	Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 2 to be duly executed as of the date first written above.

UNITED STATES OIL FUND, LP

By: United States Commodity Funds LLC,

        as General Partner

/s/ Howard Mah
Name: Howard Mah
Title: Management Director

UNITED STATES COMMODITY FUNDS LLC

/s/ Howard Mah
Name: Howard Mah
Title: Management Director

ALPS DISTRIBUTORS, INC.

/s/ Thomas A. Carter
Name: Thomas A. Carter
Title: President